                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                 Amendment No. 1 to Application or report Filed
   Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

                        Date of Report: November 20, 1998

                        IMAGYN MEDICAL TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)

             1-111150                                     98-0122944

          (Commission                                   (IRS Employer
          file number)                              Identification Number)

                            5 CIVIC PLAZA, SUITE 100
                         NEWPORT BEACH, CALIFORNIA 92660

               (Address of principal executive offices) (zip code)

                                 (714) 668-5858
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

Disposition of Impotence Product Line.

        On November 20, 1998, Imagyn Medical Technologies, Inc., (the Company) completed the disposition of certain net assets related to the Company's impotence product line to Timm Research Company. The Asset Purchase Agreement dated October 7, 1998 provided for the payment of approximately $13,500,000 in cash at closing, $1,500,000 in a promissory note and an earn-out related to the sale of vacuum devices not to exceed a total of $9,000,000 over five years.

Item 7.  Financial Statements and Exhibits.

       (b) Pro Forma Financial Information.

               Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998.

               Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended September 30, 1998.

               Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended March 31, 1998.

               Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

       (c) Exhibits.

               The following exhibits are filed as part of this report:

               Exhibit
               Number

               2.0* Asset Purchase Agreement dated October 7, 1998 by and between Timm Research Company, Osbon Medical Systems, Ltd., Dacomed, Inc. and Imagyn Medical Technologies, Inc.



----------------------
*Filed previously

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMAGYN MEDICAL TECHNOLOGIES, INC.

January 13, 1999                            By /s/  Charles A. Laverty
                                            ------------------------------
                                            Charles A. Laverty
                                            Chief Executive Officer

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



On November 20, 1998, Imagyn Medical Technologies, Inc., (Imagyn) completed the disposition of certain net assets related to the Company's impotence product line to Timm Research Company.

The following unaudited pro forma condensed consolidated balance sheet at September 30, 1998 reflects the historical consolidated balance sheet of Imagyn Medical Technologies, Inc., adjusted to give effect to the disposition of the impotence product line, as if such disposition had occurred at September 30, 1998.

The following unaudited pro forma condensed consolidated statements of operations are presented to reflect the disposition of the impotence product line as if such disposition had occurred on April 1, 1997 for the year ended March 31, 1998; and April 1, 1998 for the six months ended September 30, 1998.

The unaudited pro forma condensed consolidated balance sheet and statements of operations and accompanying notes should be read in conjunction with the respective historical audited consolidated financial statements of Imagyn Medical Technologies, Inc.

The unaudited pro forma condensed consolidated financial information is based on the consolidated financial statements of Imagyn Medical Technologies, Inc., giving effect to the transactions under the assumptions and adjustments outlined in the accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The pro forma adjustments are based upon available information and upon certain assumptions that Imagyn management believes are reasonable given the circumstances. The unaudited pro forma condensed consolidated balance sheet and statements of operations are provided for comparative purposes only and are not necessarily indicative of the results that would have been obtained had the disposition occurred on the dates indicated.

                        IMAGYN MEDICAL TECHNOLOGIES, INC.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

                                                                     DISPOSITION
                                                                     OF IMPOTENCE   PRO FORMA       PRO FORMA
                                                        IMAGYN       PRODUCT LINE   ADJUSTMENTS       TOTAL
                                                       --------      -----------    ------------   ----------

ASSETS
Current assets:
    Cash and equivalents                              $     200        $       -        13,511 (b)      $ 200
    Receivables, net of allowance $3,359 and $14,027                                   (13,511)(e)          -
      on March 31,1998 and September 30,1998
      respectfully                                       19,530           (3,648)                      15,882
    Inventories                                          24,226           (4,284)                      19,942
    Prepaids and deposits                                 2,862                -             -          2,862

                                                      ---------        ---------      --------      ---------
Total current assets                                     46,818           (7,932)            -         38,886

Restricted cash                                           6,875                -             -          6,875
Notes Receivable                                              -                -         1,500 (b)      1,500
Property and equipment, net                              24,167           (2,093)                      22,074
Patents and intangibles, net of accumulated
    amortization of $4,836 and $5,310 on March 31,
    1998 and September 30,1998 respectively               4,470                -             -          4,470
Loan to officers                                          2,294                -             -          2,294
Deposits and other assets                                   588              (29)                         559
Deferred debt issue costs                                10,366                -             -         10,366
Goodwill, net                                            56,515                -             -         56,515
                                                      ---------       ----------      --------     ----------
                                                      $ 152,093        $ (10,054)      $ 1,500      $ 143,539
                                                      ---------       ----------      --------     ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable and accrued expenses              $ 31,832              $ -           165 (a)     30,875
                                                                                        (1,122)(e)

    Compensation and employee benefits                    3,894             (231)                       3,663
    Restructuring liabilities                             1,739                -             -          1,739
    Revolving line of credit                             36,652                        (12,389)(e)     24,263
    Term loan                                            14,500                -             -         14,500
    Current portion of long-term debt                       242                -             -            242

                                                      ---------        ---------    ----------      ---------
Total current liabilities                                88,859             (231)      (13,346)        75,282

Deferred income
Long-term liabilities:
    Senior subordinated notes, net                      108,447                -             -        108,447
    Long term debt                                       54,965                -             -         54,965
    Restructuring, less current portion                     787                -             -            787
    Other liabilities                                     2,112                -             -          2,112

Common stockholders' equity:
    Common stock, $0.001 par value
      Authorized shares - 100,000,000
      Issued and outstanding shares 36,303,125 and
      38,687,325 at March 31,1998 and
       September 30,1998                                     38                -             -             38

    Warrants                                              7,683                -             -          7,683
    Additional paid-in capital                          229,492                -             -        229,492
    Foreign currency adjustment                             105                -             -            105
    Deficit                                            (340,395)          (9,823)         (165)(a)   (335,372)
                                                                                        15,011
                                                                                                            -
                                                      ---------        ---------    ----------    -----------
Total common stockholders' equity                      (103,077)          (9,823)       14,846        (98,054)
                                                      ---------        ---------    ----------    -----------
                                                      $ 152,093        $ (10,054)      $ 1,500      $ 143,539
                                                      =========        =========     =========     ===========




  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                         IMAGYN MEDICAL TECHNOLOGY, INC
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)




                                                                             DISPOSITION
                                                                             OF IMPOTENCE     PRO FORMA        PRO FORMA
                                                                IMAGYN       PRODUCT LINE     ADJUSTMENTS        TOTAL
                                                               --------      -----------      -----------      ---------



Net sales                                                      $ 20,961        $ (7,201)      $     -          $ 13,760
Cost of sales                                                    20,925          (2,354)            -            18,571
                                                               --------        --------       -------          --------
Gross profit                                                         36          (4,847)            -            (4,811)
Operating expenses:
   Selling, general and administrative                           38,776          (8,838)          165 (a)        30,103
   Research and development                                       2,695               -             -             2,695
                                                               --------        --------       -------          --------
Total operating expenses                                         41,471          (8,838)          165            32,798
                                                               --------        --------       -------          --------
Loss from operations                                            (41,435)          3,991          (165)          (37,609)

Other income (expense):
   Interest income                                                  328             (81)           45 (f)           292
   Interest expense                                             (14,247)                          630 (e)       (13,617)
   Other                                                          1,308               -             -             1,308
   Gain (loss) on disposal of assets                               (308)              -         5,188 (c)         4,880
                                                               --------        --------      --------          --------
Loss from continuing operations before provision (benefit)
  income taxes                                                  (54,354)          3,910         5,698           (44,746)
Provision (benefit) for income taxes                                  -               -             - (d)             -
                                                               --------        --------      --------          --------
Net loss before discontinued operations and extraordinary       (54,354)          3,910         5,698           (44,746)
 item                                                          ========        ========      ========          ========

Net loss per share:
                                                               --------                                        --------
   Net loss attributable to common stockholders                $(54,354)                                       $(44,746)
                                                               ========                                        ========
   Basic and diluted loss per share before discontinued
      operations and extraordinary item                        $  (1.48)                                       $  (1.22)
                                                               ========                                        ========

Weighted average number of shares used to
   compute net loss per share                                    36,820                                          36,820
                                                               ========                                        ========


  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                         IMAGYN MEDICAL TECHNOLOGY, INC
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1998
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)


                                                                        DISPOSITION
                                                                        OF IMPOTENCE           PRO FORMA         PRO FORMA
                                                         IMAGYN         PRODUCT LINE          ADJUSTMENTS          TOTAL
                                                        --------        ------------          -----------       ----------
Net sales                                               $105,519          $(33,506)             $      -         $ 72,013
Cost of sales                                             59,591            (8,334)                    -           51,257
                                                        --------          --------              --------         --------
Gross profit                                              45,928           (25,172)                    -           20,756
Operating expenses:
   Selling, general and administrative                    88,031           (27,255)                  165 (a)       60,941
   Research and development                               11,897                 -                     -           11,897
   Restructuring cost                                      3,846                 -                     -            3,846
   Direct acquisition cost                                 4,220                 -                     -            4,220
                                                        --------          --------              --------         --------
Total operating expenses                                 107,994           (27,255)                  165           80,904
                                                        --------          --------              --------         --------
Loss from operations                                     (62,066)            2,083                  (165)         (60,148)

Other income (expense):
   Interest income                                         2,679               (49)                   90 (f)        2,720
   Interest expense                                      (22,234)                                  1,256 (e)      (20,978)
   Other                                                     460                 -                                    460
   Gain on disposal of assets                                  -                 -                 5,188 (c)        5,188
                                                        --------          --------              --------         --------
Loss from continuing operations before provision
 (benefit) for income taxes                              (81,161)            2,034                 6,369          (72,758)
Provision (benefit) for income taxes                           2                 -                     - (d)            2
                                                        --------          --------              --------         --------
Net loss before discontinued operations and
 extraordinary item                                      (81,163)            2,034                 6,369          (72,760)
                                                        ========          ========              ========         ========
Net loss per share:
   Net loss before discontinued operations and
    extraordinary item                                  $(81,163)                                                $(72,760)
                                                        ========                                                 ========
   Basic and diluted loss per share before
    discontinued operations and extraordinary item      $  (2.28)                                                $  (2.04)
                                                        ========                                                 ========

Weighted average number of shares used to
  compute net loss per share                              35,608                                                   35,608
                                                        ========                                                 ========

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                        IMAGYN MEDICAL TECHNOLOGIES, INC.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

Pro Forma Adjustments

Disposition of Impotence Product Line

On November 20, 1998, Imagyn Medical Technologies, Inc., (Imagyn) completed the disposition of certain net assets related to the Company's impotence product line to Timm Research Company. The asset purchase agreement provided for an initial cash payment consisting of $11.5 million (subject to adjustment upon the reconciliation of the final working capital amounts), $2.0 million payment relating to the assumption of certain liabilities, a $1.5 million promissory note payable in one year from the date of closing, and accruing interest at a rate of 6% per annum, and an earn-out provision that provides for additional payments yearly for five years not to exceed $9 million in aggregate. Earn-out payments are based upon a percent of yearly sales that exceed specific target levels.

         (a)  Expenses incurred in connection with the product line disposal.

         (b) Consideration received in the disposal of the net assets of the impotence product line.

         (c)  Reflects the gain on assets disposal.

         (d) No income tax provision has been recorded in the pro forma adjustments, since the Company's Federal and State net operating loss carry forward are sufficient to offset any potential tax due on the gain generated from the disposal.

         (e) Paydown of outstanding borrowings under the revolving lines of credit with net proceeds from the product line disposal, and associated interest expense reduction at interest rates of 10%.

         (f)  Interest income from $1.5 million promissory note at 6% per annum.